UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 30, 2016

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

137 South Robertson Boulevard, Suite 129

Beverly Hills, CA 90211

(Address of principal executive offices) (zip code)

(877) 238-4492

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement

Doheny Group Transaction

On September 30, 2016, we entered into an Loan and Security Agreement (the “LSA”) with Doheny Group, LLC, a Delaware limited liability company (“Doheny”), under which Doheny agreed to loan us up to $542,400 in two phases, to be used by us to acquire additional parts and supplies to allow us to manufacture our proprietary breath alcohol ignition interlock devices (the “Devices”). Under the terms of the LSA, the first phase will be a loan of up to $192,000 (the “Phase 1 Loan”), when we request it in accordance with the LSA, in order to for us to acquire parts and supplies to manufacture 600 Devices; and the second phase will be a loan of up to $350,400 (the “Phase 2 Loan”), when we request it in accordance with the LSA and assuming we are in compliance with the other terms of the LSA, in order for us to acquire parts and supplies to manufacture 1000 Devices.

The Phase 1 Loan was funded in the amount of $192,000 by Doheny on September 30, 2016, and we forwarded the funds to our supplier on or about October 5, 2016, in order to acquire parts and supplies to manufacture 600 Devices. Both the Phase 1 Loan and the Phase 2 Loan mature three (3) years from the date of funding, and are at an interest rate of 25% per annum. We can prepay the Phase 1 Loan and the Phase 2 Loan (if applicable) at any time without penalty. In exchange for Doheny funding the Phase 1 Loan, we issued Doheny a promissory note. As additional consideration for Doheny agreeing to enter into the LSA and fund the Phase 1 Loan, we agreed to issue Doheny shares of our common stock equal to 4.99% of our then-outstanding common stock, pursuant to the terms of a stock purchase agreement. As a result, on or about October 7, 2016, we issued Doheny 845,913 shares of our common stock. If Doheny funds the Phase 2 Loan then we are obligated to issue Doheny that number of additional shares of our common stock that equals 5% of our then-outstanding common stock. Until we repay the Phase 1 Loan and the Phase 2 Loan, as applicable, Doheny has anti-dilution rights for the percentage of our stock Doheny owns in the event we issue additional shares of common stock during that period. We also entered into a Royalty Agreement with Doheny, under which we granted Doheny perpetual royalty rights on all Devices that we receive money from customers or distributors after we have 500 Devices leased to end users or distributors. The royalty amounts vary between $1 and $2 per Device depending on a variety of factors.

Amendment to Loan Agreement with Edris Consulting

On September 30, 2016, we entered into an Amendment No. 1 to Secured Promissory Note and Agreement (the “Edris Note Amendment”) with Edris Consulting, Inc., a California corporation (“Edris”), pursuant to which we amended the terms of that certain Secured Promissory Note and Agreement dated January 20, 2016 (the “Edris Original Note”) in order to remove Edris’ security interest in our assets to secure our repayment of the Edris Original Note and amend the royalty provisions of the Edris Original Note to be $1 for each Device we have on the road beginning in the 25th month after the date of the Edris Original Note. In exchange for Edris agreeing to forfeit its security interest in our assets and modify the royalty payments under the Edris Original Note we agreed to issue Edris 425,000 shares of our common stock, restricted in accordance with Rule 144.

Amendment to Loan Agreement with Chaim Wainer

On September 30, 2016, we entered into an Amendment No. 1 to Secured Promissory Note and Agreement (the “Wainer Note Amendment”) with Chaim Wainer (“Wainer”), pursuant to which we amended the terms of that certain Secured Promissory Note and Agreement dated March, 2016 (the “Wainer Original Note”) in order to amend the royalty provisions of the Wainer Original Note to be $1 for each Device we have on the road beginning in the 25th month after the date of the Wainer Original Note. In exchange for Wainer agreeing to modify the royalty payments under the Wainer Original Note we agreed to issue Wainer 50,000 shares of our common stock, restricted in accordance with Rule 144. Wainer is the father of our sole officer and director.

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Amendment to Exclusive Distribution Agreement with Jay Lopez

On September 30, 2016, we entered into an Amendment No. 1 to Exclusive Distribution Agreement (the “Lopez Amendment”) with Jay Lopez (“Lopez”), pursuant to which we amended the terms of that certain Exclusive Distribution Agreement dated July 24, 2015 in order to amend the territories where Lopez is an exclusive distributor of ours for the BDI-747/1 device, removing the State of Nevada and granting Lopez rights in the State of Pennsylvania. With the execution of the Lopez Amendment, we do not have a distributor in the State of Nevada and Lopez is our exclusive distributor in Pennsylvania.

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As noted in Item 1.01, pursuant to the Edris Note Amendment, we agreed to issue Edris 425,000 shares of our common stock. On October 6, 2016, we issued the shares to Edris, with a standard restrictive legend. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Edris is a sophisticated investor and familiar with our operations having entered into the Edris Original Note in January 2016.

As noted in Item 1.01, pursuant to the Wainer Note Amendment, we agreed to issue Wainer 50,000 shares of our common stock. On October 6, 2016, we issued the shares to Wainer, with a standard restrictive legend. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Wainer is a sophisticated investor and familiar with our operations having entered into the Wainer Original Note in March 2016. Wainer is the father of our sole officer and director.

As noted in Item 1.01, pursuant to the LSA with Doheny, we agreed to issue Doheny shares of our common stock that equals 4.99% of our then outstanding common stock on the date of issuance after Doheny funded the Phase 1 Loan. The Phase 1 Loan was funded in the amount of $192,000 by Doheny on September 30, 2016. On October 7, 2016, we issued Doheny 845,913 shares of our common stock, with a standard restrictive legend. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Doheny is an accredited investor and familiar with our operations according the representations and warranties in the LSA and accompanying stock purchase agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2016	Blow & Drive Interlock Corporation
a Delaware corporation

	By:	/s/ Laurence Wainer
	Name:	Laurence Wainer
	Its:	Chief Executive Officer and Chief Financial Officer

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